UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2011

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 1, 2011, InsPro Technologies Corporation (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2010.    A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 14, 2011, the Company issued a press release announcing that Physicians Mutual, a national leader in individual health, life and retirement insurance products, had selected the InsPro Enterprise application suite for full administration of their insurance product portfolio.    A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 1, 2011

99.2	Press Release, dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	April 15, 2011	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Acting Principal Executive Officer, Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 1, 2011

99.2	Press Release, dated April 14, 2011